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Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 11, 2015 (this “Amendment”), in respect of and to that certain Amended and Restated Credit Agreement, dated as of September 25, 2014 (as amended, modified, restated, amended and restated and/or supplemented from time to time, the “Credit Agreement”), by and among WELLCARE HEALTH PLANS, INC., a corporation formed under the laws of the state of Delaware (the “Borrower”), the Lenders signatory thereto from time to time (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to an amendment to the Credit Agreement.
WHEREAS, the Administrative Agent and the Lenders are willing to consent to this Amendment pursuant to, and subject to, the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
SECTION 1.Definitions. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Credit Agreement.
SECTION 2.    Amendment to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
2.1    Article I, Section 1.01 is hereby amended as follows:
(a)        The definition of “Change in Control” is hereby deleted in its entirety and shall be replaced with the following:
“A “Change in Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934) shall beneficially own or control Equity Interests in the Borrower representing more than 25% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Borrower; or (b) during any period of 12 consecutive months, a majority of the members of the board of directors of the Borrower ceases to be composed of individuals (i) who were members of that board of directors on the first day of such period, (ii) whose election or nomination to that board of directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board of directors or (iii) whose election or nomination to that board of directors was approved by individuals referred to in clauses (i) or (ii) above constituting at the time of such election or nomination at least a majority of that board of directors.”

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SECTION 3.    Representations and Warranties. The Borrower hereby represents and warrants as follows:
3.1    As of the date hereof, and after giving effect to this Amendment, all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects, except to the extent (a) such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date and (ii) that any Schedule relating to any such representation and warranty was not required to be updated pursuant to the terms of the Credit Agreement (it being understood that the Administrative Agent has not requested any such update); provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
3.2    The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s corporate powers, has been duly authorized by all necessary corporate action, requires no action by or in respect of, or filing with, any governmental body, agency or official, and does not contravene or constitute a default under, (i) the Borrower’s certificate of incorporation, as amended, or by-laws or (ii) any provision of applicable law or regulation or any contractual restriction, judgment, order, injunction, decree or other instrument binding on the Borrower.
3.3    This Amendment has been duly executed and delivered by the Borrower. This Amendment is a legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
3.4    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under any of the Loan Documents or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.
SECTION 4.    Conditions Precedent to Effectiveness. This Amendment shall be effective (the “First Amendment Effective Date”) upon the satisfaction of the following:
4.1    This Amendment shall have been duly executed and delivered by the Borrower, the Administrative Agent, and the Required Lenders.
4.2    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.
4.3    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable documented out-of-pocket expenses (including reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

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SECTION 5.    Reference to and Effect on the Credit Agreement
5.1    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
5.2    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.3    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
SECTION 6.    Miscellaneous.
6.1    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
6.2    Headings. The headings contained in this Amendment are solely for convenience and shall not be used or relied upon in any manner in the construction or interpretation of this Amendment.
6.3    Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all such counterparts, taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by electronic means shall be as effective as delivery of a manually executed counterpart.

[Signature pages follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date hereof.

WELLCARE HEALTH PLANS, INC., as the Borrower
By:/s/ Andrew L. Asher__________________________
Name: Andrew L. Asher
Title: Senior Vice President and Chief Financial Officer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and individually as a Lender
By:/s/ Hector J. Varona______________________
Name: Hector J. Varona
Title: Executive Director

[Signature Page to First Amendment]

Name of Lender:

SunTrust Bank

By /s/ Mary E. Coke___________________________
Name: Mary E. Coke
Title: Vice President

[Signature Page to First Amendment]

Name of Lender:

Goldman Sachs Bank USA

By /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender:

Wells Fargo Bank, N.A.

By /s/ Joe Ellerbroek___________________________
Name: Joe Ellerbroek
Title: Assistant Vice President

[Signature Page to First Amendment]

Name of Lender:

Bank of America, N.A.

By /s/ E. Mark Hardison________________________
Name: Mark Hardison
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

[Signature Page to First Amendment]

Name of Lender:

BARCLAYS BANK PLC

By /s/ Christopher Lee_________________________
Name: Christopher Lee
Title: Vice President

[Signature Page to First Amendment]

Name of Lender:

U.S. Bank National Association

By /s/ John M. Langenderfer
Name: John M. Langenderfer
Title: Senior Vice President

[Signature Page to First Amendment]

Name of Lender:

MUFG UNION BANK, N.A.

By /s/ Teuta Ghilaga___________________________
Name: Teuta Ghilaga
Title: Director

[Signature Page to First Amendment]

Cadence Bank, N.A., as Lender

By /s/ Teresa Stinson
Teresa Stinson
SVP, C&I Banking

[Signature Page to First Amendment]

Name of Lender:

Hancock Bank

By /s/ Kenneth C. Misemer
Name: Kenneth C. Misemer
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

[Signature Page to First Amendment]